UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2010
MERCER INTERNATIONAL INC.
(Exact name of Registrant as specified in its charter)
Washington
(State or other jurisdiction of incorporation or organization)

000-51826 (Commission File Number)	47-0956945 (I.R.S. Employer Identification No.)
Suite 2840, 650 West Georgia Street, Vancouver, British Columbia, Canada V6B 4N8
(Address of Office)
(604) 684-1099
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.
On January 22, 2010, Mercer International Inc. (the “Company”) announced the expiration and results of its offer to exchange up to a maximum of $23,625,000 aggregate principal amount of its outstanding 8.5% Convertible Senior Subordinated Notes due 2010 (the “Old Notes”) previously commenced on December 18, 2009 (the “Exchange Offer”).
The Exchange Offer expired at 5:00 p.m., New York City time, on January 21, 2010. Under the terms of the Exchange Offer, holders of the Old Notes were offered to exchange each $1,000 principal amount of the Old Notes for an amount of the Company’s new 8.5% Convertible Senior Subordinated Notes due 2012 equal to $1,000 principal amount plus accrued and unpaid interest on the $1,000 principal amount of Old Notes to and including December 9, 2009.
A copy of the Company’s press release announcing the expiration and results of the Exchange Offer is attached hereto as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Press Release dated January 22, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.
/s/ David M. Gandossi
David M. Gandossi
Date: January 22, 2010	Chief Financial Officer

MERCER INTERNATIONAL INC.
FORM 8-K
EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated January 22, 2010